Exhibit 10.82

SECURITY PURCHASE AGREEMENT

This SECURITY PURCHASE AGREEMENT (this “Agreement”) is dated as of March 15, 2024 and is made by and between Bioxytran, Inc., a Nevada corporation (the “Company”), and the investors named on the signature pages hereto (the “Investors”).

WHEREAS, the Company has offered to certain accredited investors (as defined in Regulation D under the Securities Act of 1933, as amended) the Company’s Convertible Notes (the “Notes”);

WHEREAS, each Investor has agreed pursuant to such Principal Balance of Notes set forth therein in accordance with the terms, subject to the conditions, and in reliance on, the recitals, representations, warranties, covenants and agreements set forth herein.

NOW THEREFORE, in consideration of the mutual covenants, conditions and agreements herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Purchase and Sale of Notes. Subject to the terms and conditions set forth in this Section 1 and elsewhere in this Agreement, each Investor has agreed to purchase from the Company, and the Company has agreed to sell to such Investor, at the Closing (as defined below) the Principal Balance of Notes set forth on the Investor’s signature page.

2. Closing; Deliveries. Subject to the satisfaction of the initial closing conditions (as set forth below), the initial closing (the “Initial Closing”) of the purchase and sale of the Notes shall take place on the date hereof. At one or more subsequent closings (each, a “Subsequent Closing,” and together with the Initial Closing, a “Closing”), the Company may sell additional Notes to additional Investors.

At each Closing, (i) each Investor who shall purchase Notes hereunder shall deliver or shall have previously delivered to the Company cash, wire transfer or a certified check in an amount equal to 100% of the principal amount subscribed for by such Investor, together with an executed signature page to this Agreement, and (ii) the Company shall issue and deliver to each Investor an executed Note in the Principal Balance purchased by such Investor in substantially the form set forth at Exhibit A hereto. Each Closing shall take place at the principal executive offices of the Company or at such other place or time as the Company may specify.

3. Representations, Warranties and Covenants of Company. The Company represents and warrants to the Investors that as of the date hereof:

a. Corporate Existence and Power. (i) The Company is a corporation, duly organized, validly existing and in good standing under the laws of the state of Delaware; (ii) the Company has the power and authority to conduct its business in the manner in which it is currently being conducted; and (iii) the Company has the power and authority to execute, deliver and perform this Agreement and the Notes (collectively, the “Transaction Documents”) and to sell and issue the Notes hereunder.

b. Valid and Binding Agreement. The execution, delivery and performance of each Transaction Document have been duly authorized by all requisite action of the Company, and each Transaction Document constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company does not and, to the knowledge of the Company, will not: (i) conflict with, or violate any provision of, statute, law, rule, regulation, order, judgment, injunction, decree or award of any arbitrator or governmental authority having applicability to the Company or its business, assets, or properties, or any provision of its certificate of incorporation, bylaws or similar governing instruments or (ii) conflict with, violate, or result in any breach of, or constitute a default under, any agreement or instrument to which the Company is now a party or by which the Company or any of its properties or assets may be bound or affected.

4. Representations and Warranties of the Investors.

a. Purchase Entirely for Own Account. The Investor acknowledges that this Note is made with the Investor in reliance upon the Investor’s representation to the Company, which the Investor hereby confirms by executing this Note, that this Note and the Conversion Shares (collectively, the “Securities”) will be acquired for investment for the Investor’s own account, not as a nominee or agent (unless otherwise specified on the Investor’s signature page hereto), and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Note, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities. If other than an individual, the Investor also represents it has not been organized solely for the purpose of acquiring the Securities.

b. Disclosure of Information; Non-Reliance. The Investor acknowledges that it has received all the information it considers necessary or appropriate to enable it to make an informed decision concerning an investment in the Securities. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities. The Investor confirms that the Company has not given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities. In deciding to purchase the Securities, the Investor is not relying on the advice or recommendations of the Company and has made its own independent decision that the investment in the Securities is suitable and appropriate for the Investor. The Investor understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

c. Investment Experience. The Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

d. Accredited Investor. The Investor is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act. The Investor agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities.

e. Restricted Securities. The Investor understands that the Securities have not been, and will not be, registered under the Securities Act or state securities laws, by reason of specific exemptions from the registration provisions thereof which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein. The Investor understands that the Securities are “restricted securities” under U.S. federal and applicable state securities laws and that, pursuant to these laws, the Investor must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and registered or qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Investor acknowledges that the Company has no obligation to register or qualify the Securities for resale and further acknowledges that, if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Investor’s control, and which the Company is under no obligation, and may not be able, to satisfy.

f. No Public Market. The Investor understands that no public market now exists for the Securities and that the Company has made no assurances that a public market will ever exist for the Securities.

g. No General Solicitation. The Investor, and its officers, directors, employees, agents, stockholders or partners have not either directly or indirectly, including through a broker or finder solicited offers for or offered or sold the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502 of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act. The Investor acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising within the meaning of Rule 502 of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

5. Limitations on Disposition. Without in any way limiting the representations set forth above, each Investor agrees not to make any disposition of all or any portion of the applicable Notes unless and until (i) there is then in effect an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering such proposed disposition and such disposition is made in accordance with such registration statement; or (ii) an exemption to registration under the Securities Act and applicable state securities laws is available. Each Investor further understands and agrees that, until so registered or transferred pursuant to the provisions of Rule 144 under the Securities Act, the Notes, whether upon initial issuance or upon any transfer thereof, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

“THIS SECURITY HAS NOT BEEN REGISTERED, AND THE ISSUER HEREOF DOES NOT INTEND TO REGISTER THIS SECURITY, UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS AND, IF REQUESTED BY THE ISSUER HEREOF, UPON DELIVERY TO THE ISSUER HEREOF OF AN OPINION OF COUNSEL (SATISFACTORY TO THE ISSUER HEREOF) TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER (OR OTHERWISE IN COMPLIANCE WITH) THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAW.

THE ISSUER OF THIS SECURITY IS NOT OBLIGATED TO RECOGNIZE ANY SALE OR OTHER TRANSFER OF THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN MADE OTHER THAN IN ACCORDANCE WITH THE PREVIOUS PARAGRAPH. IF A SALE OR TRANSFER OF THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN IS MADE IN CONTRAVENTION OF THE PRECEDING PARAGRAPH, THE ISSUER OF THIS SECURITY MAY REQUIRE SUCH TRANSFEREE TO TRANSFER THIS SECURITY OR THE APPLICABLE BENEFICIAL INTEREST HEREIN TO A PERSON THAT WOULD HAVE BEEN A PERMITTED TRANSFEREE OF SUCH TRANSFEREE’S TRANSFEROR. IF THE OBLIGATION TO TRANSFER DESCRIBED IN THE PRECEDING SENTENCE IS NOT MET, THE ISSUER HEREOF IS IRREVOCABLY AUTHORIZED, WITHOUT ANY OBLIGATION, TO TRANSFER THIS SECURITY OR THE APPLICABLE BENEFICIAL INTEREST HEREIN IN A MANNER CONSISTENT WITH THE RESTRICTIONS SET FORTH IN THIS PARAGRAPH AND, IF THIS SECURITY OR SUCH BENEFICIAL INTEREST HEREIN IS SOLD, THE ISSUER HEREOF SHALL DISTRIBUTE THE NET PROCEEDS OF SUCH SALE TO THE ENTITLED PERSON.

THIS SECURITY IS NOT A DEPOSIT, BANK ACCOUNT OR OBLIGATION OF ANY BANK. THIS SECURITY IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND IS SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.”

6. Miscellaneous.

a. Successors and Assigns. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, or obligations under or by reason of this Agreement, except as expressly provided herein.

b. Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware without regard to conflict of laws principles.

c. Counterparts; Signatures. This Agreement is intended to be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterpart signature pages to this Agreement may be delivered by Docusign, .pdf and/or electronic transmission.

d. Notices. Unless otherwise provided, any notice, request, or other communication shall in writing and shall be given by personal delivery, national overnight courier, by certified or registered United States mail, postage prepaid to the addresses or to the email address set forth on the signature page hereof. In case of service by mail, notices shall be deemed complete at the expiration of the second business day after mailing.

e. Amendments and Waivers. Except as otherwise provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least 51% of the outstanding principal amount due under the Notes. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

f. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

g. Exculpation Among Investors. Each Investor acknowledges that such Investor is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Investor agrees that no other Investor, nor the respective controlling persons, officers, directors, partners, agents or employees of any other Investor shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with sale, issuance and enforcement of the Notes.

h. Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranty, representation, or covenant except as specifically set forth herein.